UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report March 21, 2005
                      (Date of earliest event reported):


                         AMERICAN HEALTHCHOICE, INC.
            (Exact name of registrant as specified in its charter)



            New York                    000-26740               11-2931252
 (State or other jurisdiction of  (Commission File Number)    (IRS Employer
        incorporation)                                     Identification No.)


        2221 Justin Road Suite 119-154
            Flower Mound, Texas                                75028
   (Address of principal executive offices)                  (Zip Code)

                                (972) 538-0122
             (Registrant's telephone number, including area code)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

 [  ]  Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
       Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

 ITEM 7.01.     Regulation FD Disclosure

 On March 21, 2005, the Registrant mailed a letter to shareholders. The letter is attached as Exhibit 99.1:



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          AMERICAN HEALTHCHOICE, INC.
                          (Registrant)

                          By: /s/ John C. Stuecheli
                          --------------------------
                          John C. Stuecheli
                          Chief Financial Officer
                          (Principal Financial and Accounting Officer)


 Date:     March 24, 2005